                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

          Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.

                 520 Madison Avenue o New York, New York 10022

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                               February 29, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') will be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, on Tuesday, April 16, 1996, at 10:30 a.m., for the following purposes:

          1. To elect directors (Proposal 1).

          2. To ratify or reject the selection of Price Waterhouse LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1996 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

     The close of business on February 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,
                                          Patricia A. Sloan
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE TRUST WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE TRUST, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                            VALID SIGNATURE
------------------------------------------------  ----------------------------
Corporate Accounts
      (1) ABC Corp..............................  ABC Corp.
      (2) ABC Corp..............................  John Doe, Treasurer
      (3) ABC Corp.
         c/o John Doe, Treasurer................  John Doe
      (4) ABC Corp. Profit Sharing Plan.........  John Doe, Trustee
Trust Accounts
      (1) ABC Trust.............................  John B. Doe, Trustee
      (2) Jane B. Doe, Trustee
         u/t/d 12/28/78.........................  Jane B. Doe
Custodial or Estate Accounts
      (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr.
         UGMA...................................  John B. Smith
      (2) John B. Smith.........................  John B. Smith, Jr., Executor

                         HYPERION 2005 INVESTMENT GRADE
                          OPPORTUNITY TERM TRUST, INC.

                 520 Madison Avenue o New York, New York 10022

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') of proxies to be used at the Annual Meeting of Stockholders of the Trust to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, New York 10022, at 10:30 a.m. on Tuesday, April 16, 1996 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 29, 1996. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Trust at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the two nominees for director, and FOR the ratification of the selection of Price Waterhouse LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1996. The close of business on February 16, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 21,316,673 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Trust's Articles of Incorporation provide that the Trust's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1998; Class II, 1996; and Class III, 1997. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Trust by delaying the replacement of a majority of the Board of Directors.

     The terms of Garth Marston and Leo M. Walsh, Jr., the members of Class II, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Messrs. Marston and Walsh. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

     As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the two nominees currently proposed to serve on the Board of Directors.

     The following table provides information concerning each of the seven members and nominees of the Board of Directors of the Trust:

                                                                                                          SHARES OF
                                                                                                        COMMON STOCK
                                                                                                        BENEFICIALLY
                                                                                                       OWNED DIRECTLY
                                               PRINCIPAL OCCUPATION                                   OR INDIRECTLY, ON
      NAME AND OFFICE                         DURING PAST FIVE YEARS,                    DIRECTOR       DECEMBER 31,
       WITH THE TRUST                       OTHER DIRECTORSHIPS AND AGE                    SINCE          1995(**)
----------------------------  -------------------------------------------------------  -------------  -----------------
CLASS II NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
  Garth Marston ............  Managing Director of M.E. Associates, a financial        February 1993
     Director, Member of the    consulting group (1986-Present). Director and/or
     Audit Committee            Trustee of several investment companies advised by
                                Hyperion Capital Management, Inc. (1989-Present).
                                Currently a member of the Board of Managers of the Sun
                                Life Assurance Company of Canada (U.S.) Formerly
                                Director and interim Chief Executive Officer of
                                Florida Federal Savings (1986-1988); Chairman of the
                                Board and Chief Executive Officer of The Provident
                                Institution for Savings (1979-1986); Special
                                Assignment regarding partially call protected
                                Mortgage-Backed Securities for Salomon Brothers Inc.
                                (1987). Age 69.

  Leo M. Walsh, Jr. ........  Director and/or Trustee of several investment companies  February 1993          6,000
     Director, Chairman of      advised by Hyperion Capital Management, Inc. or by
     the Audit Committee        its affiliates (1989-Present). Director of Equitable
                                Real Estate Hyperion Mortgage Opportunity Fund, Inc.
                                and Equitable Real Estate High Yield Commercial
                                Mortgage Fund, Inc. (1995-Present). Financial
                                Consultant for Medco Containment Services Inc.
                                (1994-Present). Financial Consultant for Synetic
                                Inc., a manufacturer of porous plastic materials for
                                health care uses (1989-1994). Formerly President, WW
                                Acquisition

                                                                                                          SHARES OF
                                                                                                        COMMON STOCK
                                                                                                        BENEFICIALLY
                                                                                                       OWNED DIRECTLY
                                               PRINCIPAL OCCUPATION                                   OR INDIRECTLY, ON
      NAME AND OFFICE                         DURING PAST FIVE YEARS,                    DIRECTOR       DECEMBER 31,
       WITH THE TRUST                       OTHER DIRECTORSHIPS AND AGE                    SINCE          1995(**)
----------------------------  -------------------------------------------------------  -------------  -----------------
                                Corp. (1989-1990); Senior Executive Vice President and
                                Chief Operating Officer of The Equitable Life
                                Assurance Society of the United States ('The
                                Equitable') (1986-1988); Director of The Equitable
                                and Chairman of Equitable Investment Corporation, a
                                holding company for The Equitable's investment
                                oriented subsidiaries (1983-1988); Chairman and Chief
                                Executive Officer of EQUICOR-Equitable HCA
                                Corporation (1987-1988). Age 63.

CLASS I DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
  Rodman L. Drake ..........  President, R.L. Drake & Co. Inc. (1993-Present).         February 1993            204
     Director, Member of the    Director and/or Trustee of several investment
     Audit Committee            companies advised by Hyperion Capital Management,
                                Inc. (1989-Present). Consultant to Rockefeller & Co.
                                Inc. (1990-Present). Co-Chairman of KMR Power
                                Corporation (1993-Present). Chairman, Car Rental
                                Systems do Brasil S.A. (Hertz-Brazil) (1994-Present).
                                Formerly Managing Director and Chief Executive Officer
                                of Cresap (1980-1990). Trustee of Excelsior Funds.
                                Member, Investment Advisory Board, Argentina Private
                                Equity Fund Inc. and Garantia L.P. (Brazil). Director,
                                Parsons Brinkerhoff, Inc. and Latin American Growth
                                Fund Inc. Age 53.
  Patricia A. Sloan* .......  Managing Director of Ranieri & Co., Inc.                 February 1993            300
     Director, Secretary        (1988-Present). Secretary, Director and/or Trustee of
                                several investment companies advised by Hyperion
                                Capital Management, Inc. or by its affiliates
                                (1989-Present). Director of Bank United of

                                                                                                          SHARES OF
                                                                                                        COMMON STOCK
                                                                                                        BENEFICIALLY

                                                                                                       OWNED DIRECTLY
                                               PRINCIPAL OCCUPATION                                   OR INDIRECTLY, ON
      NAME AND OFFICE                         DURING PAST FIVE YEARS,                    DIRECTOR       DECEMBER 31,
       WITH THE TRUST                       OTHER DIRECTORSHIPS AND AGE                    SINCE          1995(**)
----------------------------  -------------------------------------------------------  -------------  -----------------
                                Texas FSB (1988-Present). Formerly Director of the
                                Financial Institutions Group of Salomon Brothers Inc.
                                (1972-1988). Age 52.
CLASS III DIRECTORS TO SERVE UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS:
  Harry E. Petersen, Jr. ...  Director and/or Trustee of several investment companies  February 1993            200
     Director, Member of the    advised by Hyperion Capital Management, Inc. or by
     Audit Committee            its affiliates (1992-Present). Director of Equitable
                                Real Estate Hyperion Mortgage Opportunity Fund, Inc.
                                and Equitable Real Estate Hyperion High Yield
                                Commercial Mortgage Fund, Inc. (1995-Present).
                                Director of Lexington Corporate Properties, Inc.
                                (1993-Present). Senior Advisor to Potomac Babson Inc.
                                (1995-Present). Formerly Consultant to Advisers
                                Capital Management, Inc. (1992-1995).Consultant to
                                Ewing Capital, Inc. (1993-Present). Formerly
                                Consultant on public and private pension funds
                                (1991-1993). Formerly President of Lepercq Realty
                                Advisors (1988-1990). Member of Advisory Council of
                                Polytechnic University. Age 71.
  Lewis S. Ranieri* ........  Chairman and Chief Executive Officer of Ranieri & Co.,   February 1993
     Director                   Inc. (since 1988); in addition, President of LSR
                                Hyperion Corp., a general partner of the limited
                                partnership that is the general partner of Hyperion
                                Partners L.P. ('Hyperion Partners') (since 1988).
                                Director and Chairman of the Board of Hyperion
                                Capital Management, Inc. (since 1989); Chairman of
                                the Board and/or Director of several investment
                                companies advised by Hyperion Capital Management,
                                Inc. or by its affiliates (since 1989);

                                                                                                          SHARES OF
                                                                                                        COMMON STOCK
                                                                                                        BENEFICIALLY
                                                                                                       OWNED DIRECTLY
                                               PRINCIPAL OCCUPATION                                   OR INDIRECTLY, ON
      NAME AND OFFICE                         DURING PAST FIVE YEARS,                    DIRECTOR       DECEMBER 31,
       WITH THE TRUST                       OTHER DIRECTORSHIPS AND AGE                    SINCE          1995(**)
----------------------------  -------------------------------------------------------  -------------  -----------------
                                Chairman of Bank United of Texas FSB (since 1988) and
                                Hyperion Credit Services Corp. (since 1992); Director
                                and President of Hyperion Funding 1993 Corp., the
                                general partner of the limited partnership that is
                                the general partnership that is the general partner

                                of Hyperion 1993 Fund L.P.; and also Chairman and
                                President of various other direct and indirect
                                subsidiaries of Hyperion Partners (since 1988);
                                Director of Equitable Real Estate Hyperion Mortgage
                                Opportunity Fund, Inc. and Equitable Real Estate
                                Hyperion High Yield Commercial Mortgage Fund, Inc.
                                (since 1995). Formerly Vice Chairman of Salomon
                                Brothers Inc. (until 1987). Age 49.

  Kenneth C. Weiss* ........  President and Chief Executive Officer of Hyperion        February 1993          3,962
     Director, Chairman of      Capital Management, Inc. (February 1992-Present).
     the Board of Directors     Chairman of the Board, Director/ Trustee and/or
                                officer of several investment companies advised by
                                Hyperion Capital Management, Inc. or its affiliates
                                (February 1992-Present). Director and President of
                                Equitable Real Estate Hyperion Mortgage Opportunity
                                Fund, Inc. and Equitable Real Estate Hyperion High
                                Yield Commercial Mortgage Funds, Inc. (1995-Present).
                                Formerly Director of First Boston Asset Management
                                (1988-February 1992). Director of The First Boston
                                Corporation (until 1988). Age 44.

------------------

 * Interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of affiliations with Hyperion Capital Management, Inc., the Trust's Investment Adviser.

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Trust.

     OFFICERS OF THE TRUST. The officers of the Trust are chosen each year at the first meeting of the Board of Directors of the Trust following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of the Trust. Except where dates of service are noted, all officers listed below served as such throughout the 1995 fiscal year. The following sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

NAME AND
PRINCIPAL OCCUPATION                                            OFFICE          AGE  OFFICER SINCE
-------------------------------------------------------  ---------------------  ---  --------------
Kenneth C. Weiss.......................................  Chairman               44   February 1993
  President and Chief Executive Officer of Hyperion
  Capital Management, Inc.; See information under
  'ELECTION OF DIRECTORS.'

Louis C. Lucido........................................  President              47   February 1993
  Managing Director and Chief Operating Officer of
  Hyperion Capital Management, Inc. (February
  1992-Present). President, Senior Vice President
  and/or Director of several investment companies
  advised by Hyperion Capital Management, Inc. or by
  its affiliates (1992-Present). Senior Vice President
  and Director, Progressive Capital Management Inc.
  (1991-February 1992). Senior Vice President and
  Manager, Donaldson Lufkin & Jenrette (1988-1991).
  Vice President, Smith Barney, Harris Upham & Co. Inc.
  (1987-1988). Vice-President, Merrill Lynch, Pierce,
  Fenner & Smith (1981-1987).
Clifford E. Lai........................................  Senior Vice President  42     April 1993
  Managing Director and Chief Investment Officer,
  Hyperion Capital Management, Inc. (March
  1993-Present). President and/or Senior Vice President
  of several investment companies advised by Hyperion
  Capital Management, Inc. or by its affiliates
  (1993-Present). Managing Director and Chief
  Investment Strategist for Fixed Income, First Boston
  Asset Management (1989-1993). Vice President, Morgan
  Stanley & Co. (1987-1989).
John N. Dunlevy........................................  Vice President         36     April 1993
  Director, Hyperion Capital Management, Inc. (July
  1992-Present). Director and Portfolio Manager,
  Teachers Insurance & Annuity Association (1988-1992).
  Assistant Vice President, Sumitomo Bank Ltd.
  (1985-1988).
Patricia A. Sloan......................................  Secretary              52   February 1993
  Managing Director of Ranieri & Co., Inc.
  (1988-Present); See information under 'ELECTION OF
  DIRECTORS.'

NAME AND
PRINCIPAL OCCUPATION                                            OFFICE          AGE  OFFICER SINCE
-------------------------------------------------------  ---------------------  ---  --------------
Paul Zavattoni.........................................  Treasurer              33     March 1995
  Vice President of Hyperion Capital Management, Inc.                                  (Resigned
  in 1992; Treasurer (March 1995-July 1995). Formerly                                  July 1995)
  Assistant Vice President of PaineWebber/ Mitchell
  Hutchins Asset Management (1988-1992). Fund
  Supervisor with Smith Barney Harris Upham & Co.
  (1985-1988).
Joseph W. Sullivan.....................................  Treasurer              39   September 1995
  Vice President of Hyperion Capital Management, Inc.
  (August 1995-Present). Treasurer of several
  investment companies advised by Hyperion Capital

  Management, Inc. or by its affiliates (September
  1995-Present). Formerly, Vice President in Merrill
  Lynch & Co.'s Investment Banking Division; Treasurer and Chief Financial Officer of several Merrill Lynch subsidiaries. Responsible for all financial reporting, accounting, ministerial and administrative services (1990-1995); Assistant Vice President of
  Standard & Poor's Debt Rating Group (1988-1990);
  Assistant Vice President and Operations Controller of
  Shearson Lehman Hutton, Inc., engaged in the identification, analysis and financial administration of public and private real estate investment programs
  (1983-1987). A Licensed Certified Public Accountant since 1981.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AT DECEMBER 31, 1995

                             NAME AND                    AMOUNT AND
                            ADDRESS OF                   NATURE OF       PERCENT
  TITLE OF                  BENEFICIAL                   BENEFICIAL        OF
   CLASS                      OWNER                      OWNERSHIP        CLASS    SOURCE
------------  --------------------------------------  ----------------   -------   ------
Common Stock  Lowe, Brockenbrough & Tattersall, Inc.  2,173,400 shares    10.20%     13G
              6620 West Broad Street
              Suite 300
              Richmond, Virginia 23230

     At December 31, 1995, directors and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust. The business address of the Trust and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     INTERESTED PERSONS. Mr. Ranieri serves as a Director and Chairman of the Board of the Advisor and Mr. Weiss serves as a Director, President and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Trust considers Messrs. Ranieri and Weiss and Ms. Sloan to be 'interested persons' of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Trust has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Marston, all of whom are members of the Board of Directors and are currently non-interested persons of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Trust's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Trust, the full Board of Directors met five times, and the Audit Committee met one time. All of the directors attended the Audit Committee meeting and all of the directors, except Mr. Marston, attended at least 75% of the aggregate of the Board meetings and the Audit Committee meeting. Mr. Marston attended four of the six meetings. The Trust has no nominating, compensation or similar committees.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Trust to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Trust. Each director of the Trust, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.

                         DIRECTORS' COMPENSATION TABLE
                   FOR THE TWELVE MONTH PERIOD ENDED 12/31/95

                             DIRECTORS' COMPENSATION    TOTAL DIRECTORS' COMPENSATION FROM
                                 FROM THE TRUST           THE TRUST AND THE FUND COMPLEX
                             -----------------------    ----------------------------------
Rodman L. Drake...........           $11,500                         $ 57,500
Garth Marston.............            11,500                           57,500
Harry E. Petersen, Jr.....            12,500                           62,500
Leo M. Walsh, Jr..........            12,500                           62,500
                                 -----------                     ------------
                                     $48,000                         $240,000
                                 -----------                     ------------
                                 -----------                     ------------

REQUIRED VOTE

     Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Trust will consider, and it is expected that they will recommend, the selection of Price Waterhouse LLP as independent accountants of the Trust for the fiscal year ending December 31, 1996 at a meeting scheduled to be held on March 12, 1996. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Trust has been advised by Price Waterhouse LLP that at December 31, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. A representative of Price Waterhouse LLP will be at the meeting to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Trust requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     The Trust has engaged Hyperion Capital Management, Inc., the Advisor, to provide professional investment management for the Trust pursuant to an Advisory Agreement dated May 23, 1995. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is 520 Madison Avenue, New York, New York 10022. The Trust has also engaged Hyperion Capital Management, Inc. as the Trust's administrator. The administrator's address is the same as that of the Advisor.

     The Advisor is an indirect, wholly-owned subsidiary of Hyperion Partners L.P., a Delaware limited partnership ('Hyperion Partners'). Hyperion Partners acquired all of the shares of the Advisor held by Hyperion Holdings, Inc. in exchange for a $20,000,000 note on January 15, 1993. The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ('Hyperion Ventures'). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc. ('Salomon Brothers'), is the Chairman of the Board of the Advisor and a Director of the Trust. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Trust. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Trust, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Weiss, Chairman of the Board, Mr. Lucido, President of the Trust, and Mr. Lai, the Senior Vice President of the Trust, are employees of the Advisor, and each may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Mr. Dunlevy, a Vice President of the Trust, and Mr. Sullivan, Treasurer of the Trust, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

     The Advisor provides advisory services to several other registered investment companies and one offshore Trust, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Advisor and a Director of the Trust, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Kenneth
C. Weiss, President and Chief Executive Officer of the Advisor and Chairman of the Trust, was a Director of First Boston Asset Management Corporation and was a Director of The First Boston Corporation. Louis C. Lucido, Managing Director and Chief Operating Officer of the Advisor and President of the Trust, was Senior

Vice President and Director of Progressive Capital Management. Clifford E. Lai, Chief Investment Manager of the Advisor and Senior Vice President of the Trust, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.

INVESTMENT ADVISORY AGREEMENT

     On March 7, 1995, the Board of Directors of the Trust, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the 'Disinterested Directors'), approved extension of the revised Advisory Agreement through March 31, 1996. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri, Weiss and Ms. Sloan were interested persons of the Trust. The Advisory Agreement was last submitted to a vote of the Stockholders of the Trust at the Annual Meeting of the Stockholders of the Trust held on May 23, 1995. At that meeting, the Stockholders approved the continuance of the revised Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Trust (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 1997 at a meeting scheduled for March 12, 1996.

     Pursuant to the Advisory Agreement, the Trust has retained the Advisor to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

     The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Trust shall pay to the Advisor a monthly fee for its services which is equal to .65% per annum of the Trust's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Common Shares and any Preferred Shares (if such shares are issued in the future) and any accumulated dividends on any Preferred Shares (but without deducting the aggregate liquidation value of any Preferred Shares). Investment advisory fees paid by the Trust to the Advisor during the last fiscal year of the Trust amounted to $1,217,170.


ADMINISTRATION AGREEMENT

     The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended December 31, 1995, the Administrator earned $296,521 in Administration fees. The Administrator entered into a Sub-Administrator Agreement with Prudential Mutual Fund Management, Inc. ('PMF')(the 'Sub-Administrator'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, to whom the Administrator delegated certain of its administrative responsibilities. For these services, the Administrator paid out of its own assets the fee to the Sub-Administrator computed at the rate of 0.12% per annum of the first $100 million of the Trust's average weekly net assets, 0.10% of the next $150 million and 0.08% of any amounts above $250 million. The Administrator paid $188,832 to PMF during the year ended December 31, 1995. On September 22, 1995, the Administrator notified PMF that it was terminating its Sub-Administration agreement with them effective November 30, 1995. The Administrator has assumed all responsibilities previously performed by PMF.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

     In addition to acting as advisor to the Trust, Hyperion Capital Management, Inc. acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                         APPROXIMATE NET
                                                                                            ASSETS AT
                                                                                          DECEMBER 31,
NAME OF FUND                                       INVESTMENT ADVISORY FEE                    1995
-------------------------------------   ----------------------------------------------   ---------------
                                                                                          (IN MILLIONS)
The Hyperion Total Return Fund, Inc.*   0.65% of the Fund's average weekly net assets        $ 265.3
Hyperion 1997 Term Trust, Inc.          0.50% of the Trust's average weekly net assets         485.3
Hyperion 1999 Term Trust, Inc.          0.50% of the Trust's average weekly net assets         484.9
Hyperion 2002 Term Trust, Inc.          0.50% of the Trust's average weekly net assets         314.7

------------------
* The Advisor and The Hyperion Total Return Fund, Inc. (the 'Fund') have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of this Fund's assets.

BROKERAGE COMMISSIONS

     Because it buys its portfolio securities in dealer markets, the Trust did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Trust paid an aggregate of $33,498 and $4,400 in futures and options commissions, respectively, during the last fiscal year, all of which were paid to entities that are not affiliated with the Trust or the Advisor.

     The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Trust. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Trust, the Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider 'brokerage and research services' (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Trust to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Trust.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Trust with copies of all Section

16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Trust and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Trust believes that, during the fiscal year ending December 31, 1995, all filing requirements applicable to the Trust's officers, directors, and greater than ten-percent beneficial owners were complied with.

                                 OTHER BUSINESS

     The Board of Directors of the Trust does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Trust that are intended to be presented at the Trust's next Annual Meeting of Stockholders to be held in 1997 must be received by the Trust for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than November 7, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Trust, Hyperion Capital Management, Inc., or Shareholder Communications Corp., paid solicitors for the Trust, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Trust's agreement with Shareholder Communications Corp. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Trust for out-of-pocket expenses incurred in this connection.

February 29, 1996

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Lewis S. Ranieri, Kenneth C. Weiss, Louis
C. Lucido, Joseph W. Sullivan, and Patricia A. Sloan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Trust to be held at The Drake Hotel, 440 Park Avenue at 56th Street, New York, NY 10022, on Tuesday, April 16, 1996 at 10:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: Please sign exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

Date                , 1996


----------------------------------------
Signature(s), (Title(s), if applicable)

        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


/ / I PLAN     / / DO NOT PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS
ON April 16, 1996

     Please indicate your vote by an "X" in the appropriate box below. This Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted FOR election of the nominees as Directors in Proposal 1 and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS:

   / / FOR all nominees listed (except as marked to the contrary below)


   / / WITHHOLD authority to vote for all nominees

Class II:

  Garth Marston
  Leo M. Walsh, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)


------------------------------------------------------------------------------

2. Ratification or rejection of the selection of independent accountants (a vote "FOR" is a vote for ratification)

                  FOR  / /       AGAINST  / /       ABSTAIN  / /


PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.